Exhibit #10.3
PERFORMANCE STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE EVENTBRITE, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
Name of Grantee:
Number of Restricted Units:
Grant Date:
Pursuant to the Eventbrite, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”) and this Performance Stock Unit Award Agreement (the “Agreement”), Eventbrite, Inc. (the “Company”) hereby grants an award of the number of Performance Stock Units listed above (the “Award,” “Performance Stock Units” or “PSUs”) to the Grantee named above. Each vested Performance Stock Unit represents the contingent right to receive, in accordance with this Agreement attached and the Vesting Schedule attached hereto as Exhibit A (together, the “Agreement”), one share of Class A Common Stock, par value $0.00001 per share (the “Stock”) of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Performance Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting and Expiration of Performance Stock Units. The Performance Stock Units shall become earned and vest as set forth on Exhibit A. The Administrator may at any time accelerate the vesting schedule set forth on Exhibit A. Any Performance Stock Units that are unvested as of the third anniversary of the Grant Date (after giving effect to any Performance Stock Units that vest as of such date) shall thereupon expire and be forfeited for no consideration.
3.Termination of Service. The Performance Stock Units shall terminate as set forth in Exhibit A.
4.Issuance of Shares of Stock. As soon as practicable following the vesting of the Performance Stock Units pursuant to Exhibit A (but in no event later than two and one-half months after the end of the year in which the vesting occurs), the Company shall issue to the Grantee the number of shares of Stock based on the aggregate number of Performance Stock Units that have vested pursuant to Exhibit A and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Tax Withholding.

(a)The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary employing or retaining the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Stock Units, including, but not limited to, the grant, vesting or settlement of the Performance Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends and/or Dividend Equivalent Rights; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Performance Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); (iii) withholding from shares of Stock to be issued to the Grantee upon settlement of the Performance Stock Units, provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in shares of Stock upon the relevant taxable or tax withholding event, as applicable, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i) and (ii) above; or (iv) any other method of withholding determined by the Company and permitted by applicable law.
(c)Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in shares of Stock. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Stock subject to the vested Performance Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.
(d)The Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

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7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.No Obligation to Continue Employment. The grant of the Performance Stock Units shall not be interpreted as forming or amending an employment contract with the Company or any Subsidiary (including the Employer), and shall not be construed as giving the Grantee the right to be retained in the employ of, or to continue providing services to, the Company or any Subsidiary (including the Employer). Neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.
9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
11.Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Grantee and by an authorized officer of the Company (other than the Grantee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.
12.Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State, without regard to such state’s conflict of laws provisions.
13.Venue. Unless the Grantee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Performance Stock Units or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.
14.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
15.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Performance Stock Units and the shares of Stock acquired upon settlement of the Performance Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.
16.Electronic Delivery and Acceptance of Documents. The Grantee agrees to accept by email all documents relating to the Company, the Plan or these Performance Stock Units and all other documents that the Company is required to deliver to its security holders (including,

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without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through the electronic acceptance procedure established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Grantee by email of their availability. The Grantee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the Performance Stock Units expire or until the Grantee gives the Company written notice that it should deliver paper documents.
17.Insider Trading Restrictions / Market Abuse Laws. By accepting the Performance Stock Units, the Grantee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s or his or her broker’s country of residence or where the shares of Stock are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units) or rights linked to the value of shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information.  Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Grantee:            Eventbrite, Inc.
         By:
         Title:

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